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             SEMIANNUAL REPORT 6/30/98
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

    TABLE OF CONTENTS

   -----------------------------------------------------------------------------

      Letter from the Chairman                                      1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               4
      Schedule of Investments                                       7
      Financial Statements                                         11
      Notes to Financial Statements                                15
      Report of Independent Public Accountants                     18
      Results of Shareowner Meeting                                19
      Trustees, Officers and Service Providers                     20
      Information on the Year 2000                                 21

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 6/30/98

     DEAR SHAREOWNER,

   -----------------------------------------------------------------------------
     Fixed-income markets, in particular U.S. Treasury bonds, produced strong results over the past six months as the powerful combination of low interest rates and low inflation pushed bond prices higher.
     Holders of a diverse combination of bonds, like those owned by Pioneer Interest Shares, enjoyed the best of both worlds - high yields with stable or rising prices. As conditions changed throughout the period, your Fund's portfolio management team adjusted both the portfolio's duration and diversification to manage risk and produce solid returns.

     Predicting the short-term direction of financial markets is almost always a futile exercise, as the first six months of 1998 reminded many investors. While stock and bond markets produced solid returns, concerns about the Asian economic crisis and its effect on corporate earnings prompted periods of volatility. What can you as an investor do? I encourage you to periodically review your financial goals and strategy with your investment professional. It's a simple step to make sure you will be better prepared to weather the inevitable swings in the market.

     Please read on to learn more about how your Fund is being managed. If you have questions about Pioneer Interest Shares, please contact your investment professional, or ChaseMellon Shareholder Services at 1-800-288-9541.

     Respectfully,

     /s/ John F. Cogan, Jr.
     John F. Cogan, Jr.,
     Chairman and President

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 6/30/98

     PORTFOLIO QUALITY

   -----------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

     AA                             4%
     Short-Term Cash Equivalents    5%
     B                              7%
     Treasury/Agency               11%
     BB                            12%
     A                             17%
     BBB                           44%

     PORTFOLIO MATURITY

   -----------------------------------------------------------------------------
    (Effective life as a percentage of total investment portfolio)

     0-2 Years           18%
     2-5 Years           31%
     5-7 Years           14%
     7-10 Years          16%
     10-20 Years         10%
     20+ Years           11%

     10 LARGEST HOLDINGS

   -----------------------------------------------------------------------------
    (As a percentage of long-term holdings)

        1.  U.S. Treasury Bond, 9.375%, 2/15/06                           6.33%
        2.  Hydro-Quebec, 9.75%, 1/15/18                                  4.65
        3.  BP America, Inc., 10.0%, 7/1/18                               4.30
        4.  Tele-Communications, Inc., 9.25%, 1/15/23                     4.10
        5.  Time Warner Inc., 9.15%, 2/1/23                               3.89
        6.  Delta Air Lines, Inc., 9.2%, 9/23/14                          3.76
        7.  U.S. Treasury Bond, 9.125%, 5/15/09                           3.60
        8.  Ford Motor Credit Co., 9.14%, 12/30/14                        3.57
        9.  News America Holdings, Inc., 10.125%, 10/15/12                3.56
       10.  Georgia Pacific Corp., 9.875%, 11/1/21                        3.46

     Fund holdings will vary for other periods.
  2

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/98

    SHARE PRICES AND DISTRIBUTIONS

--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/98     12/31/97
                             $13.78     $13.74
       MARKET PRICE
         PER SHARE            6/30/98     12/31/97
                             $13.063    $14.000

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/97 - 6/30/98)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.510           -              -

    INVESTMENT RETURNS

--------------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Interest Shares, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.


                             [CHART]
                        GROWTH OF $10,000


                                   LEHMAN BROTHERS GOVERNMENT/
PIONEER INTEREST SHARES*             CORPORATE BOND INDEX
------------------------           ---------------------------
          10,000                             10,000
          10,525                             11,234
          10,378                             12,032
          12,294                             13,262
          14,464                             15,141
          16,044                             17,132
          15,364                             16,881
          16,470                             19,036
          17,723                             19,927
          19,471                             21,471
          20,826                             23,894


 AVERAGE ANNUAL TOTAL RETURNS
     (As of June 30, 1998)

                    NET ASSET      MARKET
PERIOD                VALUE        PRICE
10 Years              9.07%        7.61%
5 Years               7.43         5.36
1 Year               11.13         6.96

                [GRAPH]

* When net asset value (NAV) is
  lower than market price, dividends
  are assumed to be reinvested at
  the greater NAV or 95% of the
  market price. When NAV is higher,
  dividends are assumed to be
  reinvested at market price.



   The Lehman Brothers Government/Corporate Bond Index is an unmanaged measure of the U.S. bond market. It contains Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds.
   Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.
                                                                               3

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

         The first half of your Fund's fiscal year ended on June 30, 1998. During that time, the vigorous economic and fiscal health in the United States, and continued problems in Asia, created strong demand for U.S. bonds, sending interest rates lower and prices higher. Pioneer Interest Shares capitalized on this environment by emphasizing total return and relative value.

         The following discussion with Sherman B. Russ, your Fund's portfolio manager, details the investment environment and the strategies that affected your Fund's performance. An investment professional for more than 20 years, Mr. Russ oversees the team responsible for the daily management of Pioneer Interest Shares.

     Q:  HOW DID PIONEER INTEREST SHARES PERFORM OVER THE PAST SIX MONTHS?

     A: It performed well, at least on a net asset value (NAV) basis. Pioneer Interest Shares is a "closed-end" fund. The actual value of the securities it owns - its NAV - may be more or less than is reflected in the market price of Fund shares on any given trading day. As of June 30, the Fund's NAV was $13.78 per share. Because its market value was $13.06 per share, the Fund was trading at a 5.2% "discount" compared to the value of the securities in its portfolio. On the same date, the Fund provided a dividend yield of 7.35%, based on market price, 6.97% based on NAV.

         For the six months ending June 30, the Fund generated a competitive total return of 4.13% at NAV and -3.12% at market price. In comparison, the Lehman Brothers Government/Corporate Bond Index returned 4.17%. Total return assumes the reinvestment of all dividends.

         During the period, the Fund's dividend came down a bit, from $0.27 per share to $0.24 per share. In large part, this was because of the ongoing decline in interest rates. There were instances, however, when decisions we made to help the Fund's total return had the effect of reducing income, at least in the near term.

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------

     Q: WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR BONDS OVER THE PAST SIX MONTHS?

     A: Very positive. Strong demand pushed bond prices higher and long-term interest rates lower. The yield on the benchmark 30-year U.S. Treasury bond fell from 5.92% on December 31, 1997 to 5.63% on June 30. Bond prices rose accordingly.

         In the United States, strong domestic labor and housing markets propelled economic growth, inflation remained low and the dollar strengthened. The economy's strength generated rising tax receipts, which helped produce the first federal budget surplus in nearly 30 years. The government's positive fiscal situation reduced its need to issue debt, and a smaller supply tends to be positive for bond prices.

     Q:  HOW DID THE SITUATION IN ASIA AFFECT U.S. INTEREST RATES AND
         BONDS?

     A: The uncertainty of the Asian crisis kept interest rates and bond prices within a narrow range for most of the period. It also sparked a "flight to quality." Generally, investors waited for new developments and evidence of the situation's effect on the U.S. economy. When the crisis worsened this spring, investors sought the safety and security of U.S. Treasurys. This demand again pushed up bond prices and lowered interest rates.

         Asia's problems held down U.S. interest rates for yet another reason. Many investors were concerned that our strong economy eventually might stimulate inflation and lead the Federal Reserve to raise interest rates; however, since the United States and Asia are such active trading partners, slowing Asian economies could lessen U.S. economic growth. This would ease inflationary pressures and reduce the Fed's impetus to change rates. This possibility gave investors more confidence in government securities. Nevertheless, concern about Asia's problems spilling over to U.S. businesses hurt the prices of many corporate bonds.

     Q:  WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

     A: We emphasized total return, yield and relative value. We maintained a substantial position in securities rated "B" or higher by the major recognized bond services. In addition to providing

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/98                     (CONTINUED)

         higher yields, these bonds had the potential for attractive price appreciation. The economy's strength should translate into better financial status for the issuers, which should result in a higher credit rating. This potential for credit improvement often strengthened investor demand, which resulted in substantial increases in price. Many high-yield bonds also benefited from positive events such as tender offers, when efforts to retire outstanding debt prompted issuers to pay prices that were considerably higher than the bonds' value in the open market. We accepted many of these offers.

        In the last three months, corporate bond prices began to slow, because of investors' concerns about the effect of the Asian crisis on U.S. corporate profits and the heavy supply of corporate bonds. We capitalized on their improved yield advantage over Treasury bonds and added to the Fund's position in both A-rated and BBB-rated bonds. With an attractive blend of quality and yield, we believed these issues offered the best relative value. On June 30, the Fund's average quality stood at "BBB."

        We adjusted the Fund's maturity as interest rates moved up and down. On December 31, 1997, portfolio holdings had a moderate average effective life of 7.17 years, which we increased slightly to 7.49 years at the end of the period. (Effective maturity takes into account the time left until a bond matures or can be called on demand by the issuer, whichever is sooner.)

     Q:  WHAT IS YOUR OUTLOOK FOR BONDS OVER THE NEXT SIX MONTHS?

     A: We think bonds will benefit from many trends that existed this year. We expect the domestic economy to remain solid, and developments regarding the federal budget surplus to be positive.

        We also believe the uncertainty in Asia will continue to affect the U.S. bond market. Near term, we think investors will prefer quality and liquidity, which should particularly benefit U.S. Treasurys and support the U.S. dollar. Looking out further, we expect that Asia will have a powerful influence on interest rates - if there is a significant spillover into the U.S. economy, interest rates could remain stable or even move moderately lower.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/98

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                          VALUE
                           INVESTMENT IN SECURITIES - 95.1%
                           BASIC MATERIALS - 17.8%
                           CHEMICALS - 2.2%
$2,000,000   BBB/Baa2      Hanna (M.A.) Co., 9.375%, 9/15/03   $  2,280,780
                                                               ------------
                           CONSTRUCTION - 1.7%
 1,500,000   BBB-/Baa2     Southdown, Inc., 10.0%, 3/1/06      $  1,672,500
                                                               ------------
                           IRON & STEEL - 5.1%
 2,500,000   BBB-/Baa2     USX Corp., 9.375%, 2/5/12           $  3,077,625
 2,000,000   B/B2          Weirton Steel Corp., 11.375%,
                           7/1/04                                 2,142,500
                                                               ------------
                                                               $  5,220,125
                                                               ------------
                           PAPER & FOREST PRODUCTS - 8.8%
 2,000,000   BBB-/Baa3     Boise Cascade Corp., 9.9%, 3/15/00  $  2,112,460
 2,000,000   BBB/Baa2      Bowater, Inc., 9.375%, 12/15/21        2,510,020
 3,000,000   BBB-/Baa2     Georgia Pacific Corp., 9.875%,
                           11/1/21                                3,374,070
 1,000,000   B+/B1         Stone Container Corp., 10.75%,
                           10/1/02                                1,061,250
                                                               ------------
                                                               $  9,057,800
                                                               ------------
                           TOTAL BASIC MATERIALS               $ 18,231,205
                                                               ------------
                           CAPITAL GOODS - 2.1%
                           MACHINERY (DIVERSIFIED) - 2.1%
 2,000,000   A+/A2         Caterpillar, Inc., 9.75%, 6/1/19    $  2,150,420
                                                               ------------
                           TOTAL CAPITAL GOODS                 $  2,150,420
                                                               ------------
                           COMMUNICATION SERVICES - 1.8%
 1,750,000   BB+/Ba3       Comcast Cellular Corp., 9.50%,
                           5/1/07                              $  1,828,750
                                                               ------------
                           TOTAL COMMUNICATION SERVICES        $  1,828,750
                                                               ------------
                           CONSUMER CYCLICALS - 1.8%
                           RETAIL - 1.8%
 1,500,000   BBB-/Baa3     Shopko Stores, Inc., 9.25%,
                           3/15/22                             $  1,879,110
                                                               ------------
                           TOTAL CONSUMER CYCLICALS            $  1,879,110
                                                               ------------

   The accompanying notes are an integral part of these financial statements.  7

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/98                             (CONTINUED)

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                          VALUE
                           CONSUMER STAPLES - 18.0%
                           BROADCASTING - 16.0%
$2,500,000   BBB/Baa3      Continental Cablevision, Inc.,
                           9.50%, 8/1/13                       $  2,976,000
 3,000,000   BBB-/Baa3     News America Holdings, Inc.,
                           10.125%, 10/15/12                      3,472,380
 3,500,000   BBB-/Baa3     Tele-Communications, Inc., 9.25%,
                           1/15/23                                3,999,415
 3,000,000   BBB-/Baa3     Time Warner Inc., 9.15%, 2/1/23        3,801,060
 2,000,000   BB-/B1        Viacom International Inc., 10.25%,
                           9/15/01                                2,215,000
                                                               ------------
                                                               $ 16,463,855
                                                               ------------
                           DISTRIBUTORS (FOOD &
                           HEALTH) - 2.0%
 2,000,000   B-/B3         Ameriserve Food Distribution,
                           Inc., 10.125%, 7/15/07              $  2,057,500
                                                               ------------
                           TOTAL CONSUMER STAPLES              $ 18,521,355
                                                               ------------
                           ENERGY - 9.4%
                           OIL & GAS - 9.4%
 4,000,000   AA/Aa2        BP America, Inc., 10.0%, 7/1/18     $  4,198,400
 3,000,000   BB-/Ba2       Gulf Canada Resources, Ltd.,
                           9.625%, 07/1/05                        3,267,870
 2,000,000   A-/A3         Phillips Petroleum Co., 9.18%,
                           9/15/21                                2,207,160
                                                               ------------
                           TOTAL ENERGY                        $  9,673,430
                                                               ------------
                           FINANCIAL - 8.6%
 1,200,000   B/B2          Amresco, Inc., 10.0%, 3/15/04       $  1,248,000
 1,000,000   B+/B1         Delta Financial Corp., 9.5%,
                           8/1/04                                   995,000
 3,000,000   A/A1          Ford Motor Credit Co., 9.14%,
                           12/30/14                               3,480,750
 3,000,000   A-/A3         Hartford National Corp., 9.85%,
                           6/1/99                                 3,107,430
                                                               ------------
                           TOTAL FINANCIAL                     $  8,831,180
                                                               ------------
                           HEALTHCARE - 1.0%
 1,000,000   BB-/Ba3       Tenet Healthcare Corp., 8.125%,
                           12/1/08                             $  1,005,000
                                                               ------------
                           TOTAL HEALTHCARE                    $  1,005,000
                                                               ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                          VALUE
                           TECHNOLOGY - 1.1%
                           COMPUTERS - 1.1%
$1,000,000   BB-/Ba3       Unisys Corp., 12.0%, 4/15/03        $  1,127,500
                                                               ------------
                           TOTAL TECHNOLOGY                    $  1,127,500
                                                               ------------
                           TRANSPORTATION - 11.6%
 2,000,000   BBB-/Baa3     AMR Corp., 9.88%, 6/15/20           $  2,682,320
 3,000,000   BBB/Baa1      Delta Air Lines, Inc., 9.2%,
                           9/23/14                                3,668,280
 2,000,000   BBB/Baa2      Federal Express Corp., 10.0%,
                           4/15/99                                2,058,840
 2,000,000   BBB-/Baa2     Kansas City Southern Industries,
                           Inc., 8.8%, 7/1/22                     2,200,480
   500,000   BB+/Baa3      United Air Lines, Inc., 10.67%,
                           5/1/04                                   601,920
   515,000   BB+/Baa3      United Air Lines, Inc., 10.25%,
                           7/15/21                                  712,466
                                                               ------------
                           TOTAL TRANSPORTATION                $ 11,924,306
                                                               ------------
                           UTILITIES - 6.9%
                           ELECTRIC COMPANIES - 2.1%
 2,000,000   A/A2          Virginia Electric and Power Co.,
                           8.75%, 4/1/21                       $  2,131,560
                                                               ------------
                           NATURAL GAS - 4.8%
 2,000,000   BBB-/Baa3     Coastal Corp., 9.625%, 5/15/12      $  2,534,900
 2,000,000   BBB/Baa2      Colorado Interstate Gas Co.,
                           10.0%, 6/15/05                         2,403,640
                                                               ------------
                                                               $  4,938,540
                                                               ------------
                           TOTAL UTILITIES                     $  7,070,100
                                                               ------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS - 10.6%
 1,091,279                 Federal National Mortgage
                           Association, 9.0%, 7/1/19           $  1,164,265
 5,000,000                 U.S. Treasury Bond, 9.375%,
                           2/15/06                                6,177,850
 3,000,000                 U.S. Treasury Bond, 9.125%,
                           5/15/09                                3,514,620
                                                               ------------
                           TOTAL U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS                         $ 10,856,735
                                                               ------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 6/30/98                             (CONTINUED)

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                          VALUE
                           FOREIGN GOVERNMENT SPONSORED -
                           4.4%
$4,000,000   A+/A2         Hydro-Quebec, 9.75%, 1/15/18        $  4,536,080
                                                               ------------
                           TOTAL FOREIGN GOVERNMENT SPONSORED  $  4,536,080
                                                               ------------
                           TOTAL INVESTMENT IN SECURITIES
                           (Cost $91,801,059)                  $ 97,635,171
                                                               ------------
                           TEMPORARY CASH INVESTMENT - 4.9%
                           COMMERCIAL PAPER - 4.9%
 5,070,000                 Texaco Inc., 6.05%, 7/1/98          $  5,070,000
                                                               ------------
                           TOTAL TEMPORARY CASH INVESTMENT
                           (Cost $5,070,000)                   $  5,070,000
                                                               ------------
                           TOTAL INVESTMENT IN SECURITIES AND
                           TEMPORARY
                           CASH INVESTMENT - 100%
                           (Cost $96,871,059) (a)(b)           $102,705,171
                                                               ============

(a) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $96,871,059 was as follows:

    Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost           $  6,062,392

    Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value               (228,280)
                                                              ------------
    Net unrealized gain                                       $  5,834,112
                                                              ============

(b) At December 31, 1997, the Fund had a capital loss carryforward of $9,166,084 which will expire between 1998 and 2004 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 were as follows:

                                                            PURCHASES        SALES
                                                           -----------    -----------
Long-Term U.S. Government                                  $10,961,797    $ 7,393,727
Other Long-Term Securities                                  12,314,910     14,332,750

   The accompanying notes are an integral part of these financial statements.
  10

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     BALANCE SHEET 6/30/98

  ASSETS:
     Investment in securities, at value (including temporary
    cash investment of $5,070,000) (cost $96,871,059)            $102,705,171
     Cash                                                             240,010
     Interest receivable                                            2,299,203
     Other                                                             18,345
                                                                 ------------
           Total assets                                          $105,262,729
                                                                 ------------
  LIABILITIES:
     Payable for investment securities purchased                 $  3,397,479
     Due to affiliates                                                 84,321
     Accrued expenses                                                  68,341
                                                                 ------------
           Total liabilities                                     $  3,550,141
                                                                 ------------
  NET ASSETS:
     Paid-in capital                                             $105,126,009
     Accumulated undistributed net investment income                   64,161
     Accumulated net realized loss on investments                  (9,311,694)
     Net unrealized gain on investments                             5,834,112
                                                                 ------------
           Total net assets                                      $101,712,588
                                                                 ============
  NET ASSET VALUE PER SHARE:
  (50,000,000 shares authorized)
     7,381,961 fund shares outstanding                           $      13.78
                                                                 ============

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     FOR THE SIX MONTHS ENDED 6/30/98

 INVESTMENT INCOME:
    Interest                                                                  $  4,294,478
                                                                              ------------
 EXPENSES:
    Management fees                                          $  284,006
    Transfer agent fees                                          58,745
    Accounting                                                   24,727
    Custodian fees                                               15,337
    Professional fees                                            24,597
    Printing                                                     34,610
    Fees and expenses of nonaffiliated trustees                   8,153
    Miscellaneous                                                20,152
                                                             ----------
          Total expenses                                                      $    470,327
          Less fees paid indirectly                                                   (713)
                                                                              ------------
          Net expenses                                                        $    469,614
                                                                              ------------
             Net investment income                                            $  3,824,864
                                                                              ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                          $   (145,610)
    Change in net unrealized gain on investments                                   394,925
                                                                              ------------
       Net gain on investments                                                $    249,315
                                                                              ------------
       Net increase in net assets resulting from
         operations                                                           $  4,074,179
                                                                              ============

   The accompanying notes are an integral part of these financial statements.
  12

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED 6/30/98 AND THE YEAR ENDED 12/31/97

                                                   SIX MONTHS
                                                     ENDED        YEAR ENDED
                                                    6/30/98        12/31/97
 FROM OPERATIONS:
 Net investment income                            $  3,824,864   $  7,777,181
 Net realized gain (loss) on investments              (145,610)       708,016
 Change in net unrealized gain on investments          394,925      1,937,545
                                                  ------------   ------------
   Net increase in net assets resulting from
     operations                                   $  4,074,179   $ 10,422,742
                                                  ------------   ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ($0.51 and $1.07 per
   share, respectively)                           $ (3,760,703)  $ (7,895,607)
 In excess of net investment income ($0.00 and
   $0.01 per share, respectively)                            -        (44,166)
                                                  ------------   ------------
   Total distributions to shareholders            $ (3,760,703)  $ (7,939,773)
                                                  ------------   ------------
 FROM FUND SHARE TRANSACTIONS:
 Reinvestment of distributions                    $    207,268   $    208,527
                                                  ------------   ------------
   Net increase in net assets                     $    520,744   $  2,691,496
 NET ASSETS:
 Beginning of period                               101,191,844     98,500,348
                                                  ------------   ------------
 End of period (including accumulated
   undistributed net investment income of
   $64,161 and $0, respectively)                  $101,712,588   $101,191,844
                                                  ============   ============

                                  '98 SHARES   '98 AMOUNT   '97 SHARES   '97 AMOUNT
 Reinvestment of distributions      15,106      $207,268      15,177      $208,527
                                  --------     ---------    --------     ---------
   Net increase                     15,106      $207,268      15,177      $208,527
                                  ========     =========    ========     =========

   The accompanying notes are an integral part of these financial statements. 13

PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98

                                              SIX MONTHS
                                                ENDED        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                               6/30/98        12/31/97     12/31/96     12/31/95     12/31/94    12/31/93(a)
Net asset value, beginning of period           $  13.74       $  13.40     $ 13.67      $ 12.65      $ 14.29      $  14.09
                                              ----------     ----------   ----------   ----------   ----------   -----------
Increase (decrease) from investment
  operations:
 Net investment income                         $   0.52       $   1.06     $  1.07      $  1.07      $  1.12      $   1.11
 Net realized and unrealized gain (loss)
   on investments                                  0.03           0.36       (0.29)        1.03        (1.63)         0.22
                                              ----------     ----------   ----------   ----------   ----------   -----------
 Net increase (decrease) from investment
   operations                                  $   0.55       $   1.42     $  0.78      $  2.10      $ (0.51)     $   1.33
Distributions to shareholders:
 Net investment income                            (0.51)         (1.07)      (1.05)       (1.08)       (1.13)        (1.11)
 In excess of net investment income                   -          (0.01)          -            -            -         (0.02)
                                              ----------     ----------   ----------   ----------   ----------   -----------
Net increase (decrease) in net asset value     $   0.04       $   0.34     $ (0.27)     $  1.02      $ (1.64)     $   0.20
                                              ----------     ----------   ----------   ----------   ----------   -----------
Net asset value, end of period                 $  13.78       $  13.74     $ 13.40      $ 13.67      $ 12.65      $  14.29
                                              ==========     ==========   ==========   ==========   ==========   ===========
Market value, end of period                    $ 13.063       $ 14.000     $12.875      $13.500      $11.750      $ 13.875
Total return*                                     (3.12)%        17.83%       3.27%       24.77%       (7.54)%        1.57%
Ratio of net expenses to average net assets        0.93%**+       0.87%+      0.99%+       0.98%+       1.03%         0.82%
Ratio of net investment income to average
  net assets                                       7.56%**+       7.81%+      7.94%+       8.04%+       8.46%         7.60%
Portfolio turnover rate                              45%**          27%         28%          49%          65%           61%
Net assets, end of period (in thousands)       $101,713       $101,192     $98,500      $99,989      $92,252      $103,570
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                    0.93%**        0.87%       0.98%        0.97%           -             -
   Net investment income                           7.56%**        7.81%       7.95%        8.05%           -             -

(a) Prior to the assumption of the management fee agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Fund Management Company.
 * Assumes initial investment at market value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at market value at the end of each period.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 14

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 6/30/98

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Interest Shares (the Fund), a Delaware business trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings and valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount and premium is accreted or amortized daily on a straight-line basis. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any,

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 6/30/98                       (CONTINUED)

       to its shareholders. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    C. DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

       All shareholders of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange (Exchange) on the Dividend Valuation Date, is computed as follows: (a) if the last sales price of shares of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareholders from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareholders are recorded as of the Dividend Valuation Date.

    2. MANAGEMENT AGREEMENT

    Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

     PIONEER INTEREST SHARES

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1998, $55,996 was payable to PMC related to management fees and certain other services.

    3. TRANSFER AGENT

    Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, through a sub-transfer agency agreement with ChaseMellon Shareholder Services, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $28,325 in transfer agent fees payable to PSC at June 30, 1998.

    4. EXPENSE REDUCTIONS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $713 under such arrangements.

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
PIONEER INTEREST SHARES:

We have audited the accompanying balance sheet of Pioneer Interest Shares, including the schedule of investments, as of June 30, 1998, and the related statement of operations and the statements of changes in net assets for the periods presented and the financial highlights for the six months ended June 30, 1998 and for each of the four years ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993, were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares as of June 30, 1998, the results of its operations and the changes in its net assets for the periods presented, and the financial highlights for the six months ended June 30, 1998 and for each of the four years ended December 31, 1997, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 7, 1998

     PIONEER INTEREST SHARES
     RESULTS OF SHAREOWNER MEETING

    On June 23, 1998, Pioneer Interest Shares held a special meeting of shareowners. All proposals were passed by shareowner vote. Following are detailed results of the votes.

    PROPOSAL 1 - ELECT NINE TRUSTEES TO SERVE ON THE BOARD OF TRUSTEES.

                NOMINEE              AFFIRMATIVE    WITHHELD
      Mary K. Bush                  5,965,051.392   96,821.947
      John F. Cogan, Jr.            5,962,716.998   99,156.341
      Richard H. Egdahl, M.D.       5,962,468.455   99,404.884
      Margaret B.W. Graham          5,978,059.130   83,814.209
      John W. Kendrick              5,941,390.109  120,483.230
      Marguerite A. Piret           5,977,511.427   84,361.912
      David D. Tripple              5,975,981.575   85,891.764
      Stephen K. West               5,972,262.424   89,610.915
      John Winthrop                 5,978,198.331   83,675.008

    PROPOSAL 2 - RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

       AFFIRMATIVE    AGAINST      ABSTAIN
      5,941,534.256  59,277.491  161,061.592

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                       President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham               President
      John W. Kendrick                   Sherman B. Russ, Vice President
      Marguerite A. Piret                William H. Keough, Treasurer
      David D. Tripple                   Joseph P. Barri, Secretary
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneering Management Corporation

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    LEGAL COUNSEL
    Hale and Dorr LLP

    TRANSFER AGENT
    Pioneering Services Corporation

    SHAREOWNER SERVICES AND SUB-TRANSFER AGENT
    ChaseMellon Shareholder Services

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     INFORMATION ON THE YEAR 2000

Certain information technology experts currently predict the possibility of a widespread failure of computer systems and certain other equipment which will be triggered on or after certain dates - primarily January 1, 2000 - due to a system inability to process date-related information. This scenario, commonly known as the "Year 2000 Problem," could have an adverse impact on individuals and businesses, including mutual funds and financial organizations. Pioneering Management Corporation (PMC) and its affiliates are taking steps believed to be adequate to address the Year 2000 Problem with respect to the systems and equipment controlled by the Fund's investment advisor, broker-dealer and transfer agent. In addition, other entities providing services to the Fund and shareowners are being asked to provide assurances that they have undertaken similar measures with respect to their systems and equipment. Although PMC is not expecting an adverse impact to it or its clients from the Year 2000 Problem, it cannot provide complete assurances that its efforts or the efforts of its key vendors will be successful.

--------------------------------------------------------------------------------
     HOW TO CONTACT PIONEER

    We are pleased to offer a variety of convenient ways for you to contact ChaseMellon for assistance or information.

    YOU CAN CALL CHASEMELLON SHAREHOLDER SERVICES FOR:

      ACCOUNT INFORMATION                              1-800-288-9541
      TELECOMMUNICATIONS DEVICE FOR
      THE DEAF (TDD)                                   1-800-231-5469

    OR WRITE TO CHASEMELLON SHAREHOLDER SERVICES:

      FOR:                                        AT:
      General inquiries, lost dividend checks     P.O. Box 3315
                                                  South Hackensack, NJ
                                                  07060-1915
      Change of address, account consolidation    P.O. Box 3316
                                                  South Hackensack, NJ
                                                  07060-1916
      Lost stock certificates                     P.O. Box 3317
                                                  South Hackensack, NJ
                                                  07606-1917
      Stock transfer                              P.O. Box 3312
                                                  South Hackensack, NJ
                                                  07606-1912
      Dividend reinvestment plan (DRIP)           P.O. Box 3338
                                                  South Hackensack, NJ
                                                  07606-1938

[PIONEER LOGO]       PIONEER FUNDS DISTRIBUTOR, INC.          0898-5434
                     60 STATE STREET                     (C)  Pioneer Funds Distributor, Inc.
                     BOSTON, MASSACHUSETTS 02109         [RECYCLE LOGO] Printed on Recycled Paper
                     WWW.PIONEERFUNDS.COM